Exhibit 99.1

Checkpoint Therapeutics Announces $14 Million Registered Direct Offering Priced At-the-Market

WALTHAM, Mass., January 29, 2024 (GLOBE NEWSWIRE) -- Checkpoint Therapeutics, Inc. (“Checkpoint”) (Nasdaq: CKPT), a clinical-stage immunotherapy and targeted oncology company, today announced that it has entered into a definitive agreement with a single healthcare-dedicated institutional investor for the issuance and sale of an aggregate of 7,756,233 shares of its common stock (or common stock equivalents in lieu thereof) at a purchase price of $1.805 per share of common stock (or per common stock equivalent in lieu thereof), in a registered direct offering priced at-the-market. In addition, in a concurrent private placement, Checkpoint will issue and sell unregistered warrants to purchase up to 7,756,233 shares of common stock. The warrants will have an exercise price of $1.68 per share, will be exercisable immediately upon issuance and will expire five years following the issuance date.

H.C. Wainwright & Co. is acting as exclusive placement agent for the offering.

The closing of the offering is expected to occur on or about January 31, 2024, subject to the satisfaction of customary closing conditions. The gross proceeds from the offering are expected to be approximately $14 million. Checkpoint intends to use the net proceeds of this offering for working capital and general corporate purposes, including funding the planned resubmission of its Biologics License Application (“BLA”) for cosibelimab.

The shares of common stock (or common stock equivalents) described above (but not the unregistered warrants issued in the concurrent private placement or the shares of common stock underlying such unregistered warrants) are being offered by Checkpoint pursuant to a shelf registration statement on Form S-3 (File No. 333-270843) that was previously filed with the Securities and Exchange Commission (“SEC”) on March 24, 2023, and subsequently declared effective on May 5, 2023. The shares of common stock (or common stock equivalents) offered in the registered direct offering are being offered only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement. A final prospectus supplement and accompanying base prospectus relating to, and describing the terms of, the registered direct offering will be filed with the SEC and will be available on the SEC's website at www.sec.gov. Electronic copies of the final prospectus supplement and the accompanying base prospectus relating to the offering, when available, may also be obtained by contacting H.C. Wainwright & Co., LLC, at 430 Park Ave., New York, New York 10022, by telephone at (212) 856-5711, or by email at placements@hcwco.com.

The unregistered warrants described above are being made in a transaction not involving a public offering and have not been registered under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Rule 506(b) of Regulation D promulgated thereunder and, along with the shares of common stock underlying such unregistered warrants, have not been registered under the Securities Act or applicable state securities laws. Accordingly, the unregistered warrants and underlying shares of common stock may not be offered or sold in the United States except pursuant to an effective registration statement with the SEC or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities in this offering, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Checkpoint Therapeutics

Checkpoint Therapeutics, Inc. is a clinical-stage immunotherapy and targeted oncology company focused on the acquisition, development and commercialization of novel treatments for patients with solid tumor cancers. Checkpoint is evaluating its lead antibody product candidate, cosibelimab, a potential best-in-class anti-PD-L1 antibody licensed from the Dana-Farber Cancer Institute, as a potential new treatment for patients with selected recurrent or metastatic cancers, including metastatic and locally advanced cutaneous squamous cell carcinoma. Checkpoint is also evaluating its lead small-molecule, targeted anti-cancer agent, olafertinib (formerly CK-101), a third-generation epidermal growth factor receptor (“EGFR”) inhibitor, as a potential new treatment for patients with EGFR mutation-positive non-small cell lung cancer. Checkpoint is headquartered in Waltham, MA and was founded by Fortress Biotech, Inc. (Nasdaq: FBIO). For more information, visit www.checkpointtx.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended, that involve a number of risks and uncertainties. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements related to the timing and completion of the registered direct offering and concurrent private placement, the satisfaction of customary closing conditions related to the registered direct offering and concurrent private placement and the intended use of proceeds therefrom, as well as statements regarding our ability to work with our third-party contract manufacturer and the U.S. Food and Drug Administration to address the issues raised in the complete response letter and execute on a pathway forward for the potential approval of cosibelimab for the treatment of patients with metastatic or locally advanced cutaneous squamous cell carcinoma (“cSCC”) who are not candidates for curative surgery or radiation, and our projections of resubmission and regulatory review timelines. Factors that could cause our actual results to differ materially include the following: market and other conditions, the risk that topline and interim data remains subject to audit and verification procedures that may result in the final data being materially different from the topline or interim data we previously published; the risk that safety issues or trends will be observed in the clinical trial when the full safety dataset is available and analyzed; the risk that a positive primary endpoint does not translate to all, or any, secondary endpoints being met; risks that regulatory authorities will not accept an application for approval of cosibelimab based on data from the Phase 1 clinical trial; the risk that the clinical results from the Phase 1 clinical trial will not support regulatory approval of cosibelimab to treat cSCC or, if approved, that cosibelimab will not be commercially successful; risks related to our chemistry, manufacturing and controls and contract manufacturing relationships; risks related to our ability to obtain, perform under and maintain financing and strategic agreements and relationships; risks related to our need for substantial additional funds; other uncertainties inherent in research and development; our dependence on third-party suppliers; government regulation; patent and intellectual property matters; competition; unfavorable market or other economic conditions; and our ability to achieve the milestones we project, including the risk that the evolving and unpredictable Russia/Ukraine conflict and COVID-19 pandemic delay achievement of those milestones. Further discussion about these and other risks and uncertainties can be found in our Annual Report on Form 10-K, and in our other filings with the U.S. Securities and Exchange Commission. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisos that apply to a given piece of information in one part of this press release should be read as applying mutatis mutandis to every other instance of such information appearing herein.

Any forward-looking statements set forth in this press release speak only as of the date of this press release. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law. This press release and prior releases are available at www.checkpointtx.com. The information found on our website is not incorporated by reference into this press release and is included for reference purposes only.

Company Contact:

Jaclyn Jaffe
Checkpoint Therapeutics, Inc.
(781) 652-4500
ir@checkpointtx.com

Investor Relations Contact:

Ashley R. Robinson
Managing Director, LifeSci Advisors, LLC
(617) 430-7577
arr@lifesciadvisors.com

Media Relations Contact:

Katie Kennedy
Gregory FCA
610-731-1045
Checkpoint@gregoryfca.com